EXHIBIT 10.4


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLES: COMPLIANCE WITH THE ACT.



THIS DEBT SETTLEMENT AGREEMENT (hereinafter referred to as the "Agreement"), dated as of December 20, 2006, is entered into by Winslow Associates Management & Communication Inc., a private corporation existing under the laws of the Province of British Columbia (the "Lender"), and WorldStar Energy Corp. (the "Debtor"), a Nevada corporation whose shares are publicly traded on the National Association of Securities Dealers' Over the Counter Bulletin Board Service (NASD OTC:BB) under the trading symbol "WSTR".

WHEREAS, the Debtor is indebted to the Lender for the reasons and in the amount set out in Schedule "A" to the Agreement (the "Debt");

AND WHEREAS, the Debtor and the Lender desire to resolve the Debt between the Debtor and Lender and to fully and finally settle the subject matter of the aforementioned Debt and all claims that could be made in connection therewith.

NOW THEREFORE WITNESSETH that in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1. SETTLEMENT AMOUNT. As repayment in full of the Indebtedness the Debtor will issue to the Lender an aggregate of 500,000 common shares in the capital stock of the Debtor (the "Shares") a deemed price of US$ 179,705.

2. LENDER'S STATUS AND REG S REPRESENTATIONS. The Lender represents and warrants to the Debtor that the Lender is not a "U.S. Person" as defined by Regulation S of the Act and is in acquiring the Shares for the account or benefit of a U.S. Person. The Lender represents and warrants that the Lender was not in the United States at the time of the offering of the Shares in consideration of the settlement of the Indebtedness or at the time that this Agreement was executed. The Lender acknowledges that the offering of the Shares by the Debtor has not been reviewed by the SEC. The Lender acknowledges that the Shares will be issued to the Lender in accordance with Regulation S under the Act, and that the Shares will be "restricted securities" within the meaning of the Act in that

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they are being  offered by the Debtor in a  transaction  not  involving a public offering, and that as such, under the Act and applicable regulations the Shares may be resold without registration under the Act only in certain limited circumstances. In this regard, the Lender agrees to resell the Shares only in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration under the Act. The Lender agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Act. The Lender acknowledges and agrees that the Debtor will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, pursuant to an available exemption from registration, or pursuant to this Agreement. The Shares will be restricted shares and will bear the appropriate restrictive legend.

3. RELEASE BY THE LENDER. Upon issuance of the Shares in the name of the Lender, the Indebtedness will be deemed to have been repaid in full by the Debtor and the Lender does hereby fully and forever remise, release and discharge, and by these presents, does for its agents, servants, past, present or future officers, shareholders, directors, employees, attorneys, representatives, parents, subsidiaries, subdivision, affiliated or related entities, affiliates, executors, administrators, predecessors, successors and assigns, remise, release and discharge the Debtor and any of their agents, servants, past, present or future officers, shareholders, directors, employees, attorneys, representatives, parents, subsidiaries, subdivision, affiliated or related entities, affiliates, executors, administrators, predecessors, successors and assigns, from any and all actions, causes of action, suits, debts, dues, sums of money, interest, penalties, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever in law or in equity, under federal or state constitutions, statutes, laws, ordinances or regulations, or under common law, whether known or unknown, foreseen or unforeseen, which the Lender ever had, has or could have against the Debtor in connection with the subject matter relating to the Indebtedness, but does not release the Debtor from claims arising from a breach of this Agreement.

4. RELEASE BY THE DEBTOR. For and in consideration of the release set forth above and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Debtor, the Debtor does hereby jointly and severally fully and forever remise, release and discharge, and by these presents, do for their respective agents, servants, past, present or future officers, shareholders, directors, employees, attorneys, representatives, parents, subsidiaries, subdivision, affiliated or related entities, affiliates, executors, administrators, predecessors, successors and assigns, remise, release and discharge, the Lender and any of its agents, servants, past, present or future officers, shareholders, directors, employees, attorneys, representatives, parents, subsidiaries, subdivision, affiliated or related entities, affiliates, executors, administrators, predecessors, successors and assigns, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever in law or in equity, under federal or state constitutions, statutes, laws, ordinances or regulations, or under common law, whether known or unknown, foreseen or unforeseen, which the Debtor ever had, has or could have against the Lender in connection with the


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subject matter relating to the aforementioned  dispute, but does not release the
Lender from claims arising from a breach of this Agreement or the subscription agreement to be entered into in respect of the Shares.

5. EFFECTIVE TIME OF RELEASES. The releases described above shall become effective immediately upon the delivery by the Debtor to the Lender of the Shares registered in the name of the Lender.

6. EXISTENCE AND RIGHTS. The Debtor is a corporation duly organized, validly existing, qualified to conduct business, and in good standing under the laws of the State of Nevada.

7. CORPORATE AUTHORIZATION. The Debtor has taken or will take all corporate action, necessary to execute, deliver and perform this Agreement.

8. NO CONFLICT. The execution, delivery and performance of this Agreement and of the related documents by the Debtor will not violate any provision of their respective constating documents; or violate any law or rule or regulation of any administrative agency or governmental body; or any order, writ, injunction or decree of any court, arbiter, administrative agency or governmental authority having jurisdiction over either of them; or violate any indenture, mortgage, contract, will, agreement or other undertaking to which either of them is a party or is subject, or result in the creation or imposition of any lien or encumbrance on any of the properties of the Debtor under any of the foregoing.

9. NOTICES. Any notice or other communication required or permitted hereunder shall be deemed given if in writing and delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by overnight air courier or facsimile transmission or, if mailed, two days after the date of mailing, as follows:

                 If to the Debtor:

                 WorldStar Energy Corp.,
                 65 - 468 Seymour Street
                 Vancouver,    British   Columbia   V6B   3H1
                 Attention : President


                 If to the Lender:

                 Winslow Associates
                 Management  &  Communications   Inc.  4107
                 Dominion Street
                 Burnaby, British Columbia V5G 1C5
                 Attention : Michael W. Kinley, President



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10. LAW GOVERNING  AGREEMENT.  This Agreement is made and entered into and is to be at least partially performed in Vancouver, British Columbia. It shall be interpreted, construed and enforced and its construction and performance shall be governed by the laws of the Province of British Columbia applicable to Agreements made and to be performed entirely within such Province without regard to principles of conflicts of laws, except to the extent that Canadian federal and U.S. federal law may apply.

11. This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

12. Time is of the essence of this Agreement.


IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first set forth hereinabove, as evidenced by their respective signatures below.


/s/ MICHAEL W. KINLEY
___________________________
    WorldStar Energy, Corp.


/s/ MICHAEL W. KINLEY
___________________________
Winslow Associates
Management & Communications Inc.



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                                  SCHEDULE "A"

                        Issuance of Shares to Settle Debt



Amount of Debt             Deemed Price of Shares              Number of Shares
                                                                   to be Issued

US$ 179,705                        US$0.35941                         500,000


                              REASONS DEBT INCURRED

The Debtor incurred the Debt by receiving services from the Lender.


TOTAL                                                       US$ 179,705




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